UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 27, 2023

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-905	PPL Electric Utilities Corporation			23-0959590
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	PPL Electric Utilities Corporation

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	PPL Electric Utilities Corporation

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 – Other Events

Item 8.01 Other Events

On February 27, 2023, PPL Electric Utilities Corporation ("PPL Electric") entered into an underwriting agreement (the "Underwriting Agreement") with Barclays Capital Inc., PNC Capital Markets LLC, Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc., as representatives of the underwriters (the "Underwriters"), relating to the offering and sale by PPL Electric of $600,000,000 of First Mortgage Bonds, 5.00% Series due 2033 (the "2033 Bonds") and $750,000,000 of First Mortgage Bonds, 5.25% Series due 2053 (the "2053 Bonds" and, together with the 2033 Bonds, the "Bonds").

The Bonds were issued on March 2, 2023, under PPL Electric's Indenture (the "2001 Indenture"), dated as of August 1, 2001, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 24 thereto (the "Supplemental Indenture"), dated as of March 1, 2023 (collectively, the "Indenture"). The Bonds will be secured by the lien of the Indenture, which creates a lien on substantially all of PPL Electric's distribution properties and certain of its transmission properties, subject to certain exceptions and exclusions, as described therein.

The 2033 Bonds are due May 15, 2033 and the 2053 Bonds are due May 15, 2053, each subject to early redemption. PPL Electric will use the net proceeds from the sale of the Bonds to repay debt and for general corporate purposes.

The Bonds were offered and sold under PPL Electric's Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-253290-03).

A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference. The Supplemental Indenture and Officer's Certificate are filed with this report as Exhibits 4(a) and 4(b), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	1(a) -	Underwriting Agreement, dated February 27, 2023.
	4(a) -	Supplemental Indenture No. 24, dated as of March 1, 2023, of PPL Electric Utilities Corporation to The Bank of New York Mellon, as Trustee.
	4(b) -	Officer's Certificate, dated March 2, 2023, pursuant to Section 201 and Section 301 of the Indenture.
	5(a) -	Opinion of W. Eric Marr, Senior Counsel of PPL Services Corporation.
	5(b) -	Opinion of Bracewell LLP.
	23(a) -	Consent of W. Eric Marr, Senior Counsel of PPL Services Corporation (included as part of Exhibit 5(a)).
	23(b) -	Consent of Bracewell LLP (included as part of Exhibit 5(b)).
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  March 2, 2023